_____________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2003



                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           Delaware                   333-68542               13-3633241
           --------                   ---------               ----------
 (STATE OR OTHER JURISDICTION      (COMMISSION FILE        (I.R.S. EMPLOYER
       OF INCORPORATION)               NUMBER)            IDENTIFICATION NO.)

      383 Madison Avenue
   New York, New York 10l79                                     10179
   ------------------------                                     -----
     (ADDRESS OF PRINCIPAL                                    (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 272-2000

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Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

          1. The exhibits accompanying this report are listed in the accompanying Exhibit Index.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    STRUCTURED ASSET MORTGAGE INVESTMENTS INC.


                                    By: /s/ Baron Silverstein
                                    Name: Baron Silverstein
                                    Title:      Vice President

Dated:      October 31, 2003

                                  EXHIBIT INDEX

The following exhibits are filed herewith and are exhibits to the Registrant's Registration Statement on Form S-3, Registration No. 333-68542, as noted below:

                    Item 601(a) of
                    Regulation S-K       Sequentially Numbered
  Exhibit Number      Exhibit No.             Description               Page
  --------------      -----------             -----------               ----

        1                 5.1        Opinion of Greenberg Traurig,       4
                                     LLP with respect to legality

                                     Opinion of Greenberg Traurig,       4
                          8.1        LLP with respect to federal
                                     income tax matters (contained
                                     in Exhibit 5.1)
                                                                         4

                         23.1        Consent of Greenberg Traurig,
                                     LLP (contained in Exhibit 5.1)